SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: June 7, 1999


                      CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)

    MINNESOTA                   0-21534                      41-1663712
-----------------         ---------------------         ---------------------
 (State or other          (Commission File No.)         (IRS Employer ID No.)
  jurisdiction
of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
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                    (Address of principal executive offices)


                                 (612) 925-8840
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              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     (a) On May 20, 1999, the Company removed Mr. Christopher T. Dahl from the Audit Committee and appointed Mr. Michael R. Wigley and Mr. William E. Cameron as members of the Audit Committee. The Audit Committee now consists of Mr. Richard W. Perkins, Mr. Michael R. Wigley and Mr. William E. Cameron, all of whom are independent directors under Nasdaq Marketplace Rule 4460(d).

     (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1998.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 1999                     CHILDREN'S BROADCASTING CORPORATION


                                        BY:  /s/ James G. Gilbertson
                                             -----------------------------------
                                             James G. Gilbertson
                                        ITS: Chief Operating Officer and
                                               Chief Financial Officer


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